Supplement dated January 29, 2018 to the Prospectus dated May 1, 2017 for policies issued by Pacific Life Insurance Company

Capitalized terms used in this supplement are defined in your Policy Prospectus unless otherwise defined herein. "We," "us," or "our" refer to Pacific Life Insurance Company; "you" or "your" refer to the Policy Owner.

This supplement must be preceded or accompanied by the Policy Prospectus, as supplemented.

The purpose of this supplement is to announce various underlying fund changes.

Liquidation of the BlackRock iShares® Dynamic Fixed Income V.I. Fund and the BlackRock iShares® Equity Appreciation V.I. Fund and Transfer to the Fidelity® VIP Government Money Market Portfolio

On November 15, 2017, the Board of Directors of BlackRock Variable Series Funds, Inc. approved the liquidation of the BlackRock iShares Dynamic Fixed Income V.I. Fund and the BlackRock iShares Equity Appreciation V.I. Fund. This transaction is set to occur on or about March 29, 2018 (the “Transfer Date”). No purchases or transfers into these two funds will be accepted after close of business on March 22, 2018. This is not a liquidation of your Policy.

For thirty (30) calendar days before the Transfer Date, if you have Accumulated Value allocated to the Variable Accounts investing in the BlackRock iShares Dynamic Fixed Income V.I. Fund and/or the BlackRock iShares Equity Appreciation V.I. Fund, you may make a one-time transfer of all or a portion of such Accumulated Value to any other available Variable Account without the transfer counting toward the 25 transfers permitted each calendar year. All other transfers are subject to limitations as described in your Policy Prospectus.

On the Transfer Date, any Accumulated Value that remains allocated to the BlackRock iShares Dynamic Fixed Income V.I. Fund and/or the BlackRock iShares Equity Appreciation V.I. Fund Variable Accounts after the close of business will be transferred to the Variable Account corresponding to the Fidelity VIP Government Money Market Portfolio. Such transfers will be based on the applicable Variable Account unit values, and the relative net asset values of the BlackRock iShares Dynamic Fixed Income V.I. Fund, the BlackRock iShares Equity Appreciation V.I. Fund, and the Fidelity VIP Government Money Market Portfolio, as of the close of business on the Transfer Date. You will not incur any tax liability because of the transfer and your Accumulated Value immediately before the transfer will be equal to Accumulated Value immediately after the transfer. The transfer transactions will not be treated as transfers that count toward the number of transfers that may be made in a given calendar year.

After the Transfer Date, the BlackRock iShares Dynamic Fixed Income V.I. Fund and the BlackRock iShares Equity Appreciation V.I. Fund Variable Accounts will no longer exist and, unless you instruct us otherwise, any outstanding instruction you have on file with us that designates the BlackRock iShares Dynamic Fixed Income V.I. Fund and/or the BlackRock iShares Equity Appreciation V.I. Fund Variable Accounts will be deemed an instruction for the Fidelity VIP Government Money Market Portfolio Variable Account. This includes, but is not limited to, instructions for premium payment allocations, partial withdrawals and transfer instructions (including instructions under any transfer service). During the thirty (30) calendar day period after the Transfer Date (the “free transfer period”), you may make a one-time transfer out of the Fidelity VIP Government Money Market Portfolio Variable Account without the transfer counting towards the transfer limitations described in your Policy Prospectus.

Please work with your life insurance producer to determine if your existing allocation instructions should be changed before or after the Transfer Date. You may submit a transfer request to us by email at Transactions@pacificlife.com, by fax at (866) 398-0467, or by telephone at (800) 347-7787 or by using any other means described in the Policy Prospectus. Please see POLICY BASICS – Timing of Payments, Forms and Requests in the Policy Prospectus for details.

Any references to the BlackRock iShares Dynamic Fixed Income V.I. Fund and the BlackRock iShares Equity Appreciation V.I. Fund are deleted from the Policy Prospectus after the Transfer Date.

Form No. 15-46379-00